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77.C.  Exhibit Incorporated By Reference

       1.   Mairs and Power Balanced Fund, Inc., 2nd Quarter Report dated
            June 30, 1997, page 6, Supplementary Information, filed August 21, 1997. Incorporated by reference to registrants Semi-Annual Report for Registered Investment Companies on Form N-SAR.